SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 3, 2003


                         STATEFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           Delaware                    0-22790                 42-1410788
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(State or other                  (Commission File No.   (IRS Identification No.)
jurisdiction of incorporation)



13523 University Avenue, Clive, Iowa                                    50325
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (515) 223-8484
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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         On October 3, 2003, the Registrant issued the press release attached hereto as Exhibit 99.

Items 7. Financial Statements and Exhibits
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         (a)  Exhibits:

                           Exhibit 99 - Press release dated October 3, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STATEFED FINANCIAL CORPORATION


Date: October 3, 2003                       By: /s/ Andra K. Black
                                                --------------------------------
                                                Andra K. Black
                                                Executive Vice President and CFO



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